                                                                    Exhibit 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2003 (the "Report"), each of the undersigned officers of Impax Laboratories, Inc. does hereby certify that:

   1. The Report fully complies with the requirements of the Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




   /s/ Charles Hsiao, Ph.D.            Chairman and Co-Chief Executive Officer     Date:  November 14, 2003
-----------------------------------
      Charles Hsiao, Ph.D.



   /s/ Barry R. Edwards                Co-Chief Executive Officer                  Date:  November 14, 2003
-----------------------------------
     Barry R. Edwards



   /s/ Cornel C. Spiegler              Chief Financial Officer                     Date:  November 14, 2003
-----------------------------------
     Cornel C. Spiegler



The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the U.S. Code) and is not being filed as part of the Report or as a separate disclosure document.